This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed
                                 transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





Preliminary Term Sheet                  Date Prepared:  October 26, 2000




                       HSBC MORTGAGE CORPORATION (USA)
            Mortgage Pass-Through Certificates, Series 2000-HSBC1




                                     HSBC



           $389,122,000 (Approximate, Subject to Final Collateral)
                        Publicly Offered Certificates
             5/1 Jumbo Adjustable Rate Residential Mortgage Loans


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


GREENWICH CAPITAL                                                                1
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                                                               Initial
                         WAL to Put(3)      Payment Window     Certificate
       Principal(1)        (4)/Mat        To Put (3)(4)/Mat    Interest Rate                          Expected Ratings
Class  Amount (Approx.)    (Years)             (Months)         Type             Tranche Type         Fitch/S&P/Moody's(7)
-----  ----------------  -------------    -----------------    --------------    ------------         --------------------
--------------------------------------------------------------------------------------------------------------------------

A-1    $137,000,000       1.00/1.00           1-25/1-25        (5)              Senior/Sequential        AAA/AAA/Aaa
A-2      99,000,000       3.07/3.18          25-44/25-54       (5)              Senior/Sequential        AAA/AAA/Aaa
A-3     140,285,000       3.68/9.11          44-44/54-356      (5)              Senior/Sequential        AAA/AAA/Aaa
 X              (2)          N/A                N/A            IO(6)            Senior/Interest Only     AAA/AAA/Aaa
A-R          [____]          N/A                N/A            (5)              Senior/Residual         [AAA/AAA/NR]
B-1       5,925,000       7.16/8.00          41-131/41-356     (5)              Subordinate               AA/AA/Aa2
B-2       3,950,000       7.16/8.00          41-131/41-356     (5)              Subordinate                A/A/A2
B-3       2,962,000       7.16/8.00          41-131/41-356     (5)              Subordinate             BBB/BBB/Baa2
B-4       2,172,000                 Privately                  (5)              Subordinate               BB/BB/Ba2
B-5       1,382,000                  Placed                    (5)              Subordinate                B/B/B2
B-6       2,373,897                Certificates                (5)              Subordinate              NR/NR/NR

Total  $395,049,897


(1) The Certificates (as described herein) are collateralized by a pool of 5/1 Jumbo ARM loans. Class sizes are subject to final collateral and rating agency approval.

(2) The Class X Certificates will have no principal balance and will bear interest on their notional amount, which is equal to the aggregate principal balance of the Mortage Loans from time to time. The Class X Certificates will not be entitled to receive any distributions of principal.

(3) As described herein, the Class A-1, Class A-2 or Class A-3 Certificates may be put to HSBC Bank USA under certain circumstances.

(4) WAL and Payment window to Call for all Offered Certificates, except the Class A-1, Class A-2 and Class A-3 Certificates. WAL and Payment Window to Put for the Class A-1, Class A-2 and Class A-3 Certificates.

(5) For every Distribution Date on or prior to the Put Date, the Certificates (other than the Class A-R and the Class X Certificates) initially will have a coupon equal to the lesser of (a) a fixed rate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date thereafter, the Interest Rate for the Certificates wil be equal to the lesser of (a) CMT+ [2.25]% and (b) the Net WAC of the Mortgage Loans.

(6) The Class X Certificates will receive the positive difference, if any, between the Net WAC of the Mortgage Loans and the weighted average of the Certificate Interest Rates.

(7) [In addition, ratings of [_] and [_] by [_] and [_], respectively, will be implied to each of the Class A Certificates (other than the Class A-R and Class X Certificates) refecting the creditworthiness of HSBC Bank USA to fulfill its obligations with respect to the Put Option (as described herein).]


GREENWICH CAPITAL                                                                2
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

Underwriter:                             Greenwich Capital Markets, Inc.

Seller and Servicer:                     HSBC Mortgage Corporation (USA), ("HSBC Mortgage").

Depositor:                               Greenwich Capital Acceptance, Inc. ("GCA").

Put Provider:                            HSBC Bank USA ("HSBC Bank").

Trustee/Custodian/
Paying Agent:                            Wells Fargo Bank Minnesota, N.A.

Cut-off Date:                            November 1, 2000.

Pricing Date:                            On or about October [26], 2000.

Closing Date:                            On or about November [15], 2000.

Certificates:                            The "Senior Certificates" will consist of (i) the Class A-1, Class A-2, Class
                                         A-3 Certificates (the "Class A Certificates"), the Class X Certificates and the
                                         Class A-R Certificate. The "Subordinate Certificates" will consist of the Class
                                         B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The
                                         Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Senior Certificates and the Class
                                         B-1, Class B-2 and Class B- 3 Certificates (collectively, the "Offered
                                         Certificates") are being offered publicly.

Accrued Interest:                        The Certificates will settle with accrued interest. The price to be paid by investors for the Certificates will include accrued interest from November 1,
                                         2000 (the "Cut-off Date") up to, but not including, the Closing Date ([14]
                                         days).

Interest Accrual Period:                 The interest accrual period for the Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Distribution Dates:                      The [18]th day of each month (or the next succeeding business day), commencing on December [18], 2000.

Registration:                            The Offered Certificates (except for the Class A-R Certificate) will be made available in book-entry form through DTC.

Federal Tax Treatment:                   It is anticipated that the Offered Certificates (except for the Class A-R and
                                         Class X Certificates) will each be treated in part as a REMIC regular interest and in the case of the Class A Certificates, in part as ownership of a put option for tax purposes. The Class X Certificates will be treated as REMIC regular interests. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:                       The Senior Certificates (except for the Class A-R Certificate) are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:                         The Senior Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

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Put Option:                              During the [5 business day] period ending on the Distribution Date in [July
                                         2004], each of the Class A Certificates will have the option to require HSBC
                                         Bank to purchase such Certificateholder's Certificates on the Distribution Date
                                         in [July 2004] (the "Put Date"). The repurchase price will be par (based on the outstanding certificate balance) plus accrued interest.

Optional Call:                           If the Put Option is exercised with respect to more than 90% of the aggregate outstanding principal balance of the Class A Certificates, HSBC Bank will have the option to purchase all of the outstanding Class A Certificates, including such Class A Certificates with respect to which the applicable
                                         Certificateholder has not exercised the Put Option.

Optional Termination:                    The terms of the transaction allow for a termination of the trust (and payment in full of the Certificates), which may be exercised by [Servicer], once the current principal balance of the Mortgage Loans is equal to [10]% or less of the initial principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment
Speed:                                   The Offered Certificates [(other than the Class X Certificates)] will be priced to a prepayment speed of [18]% CPR.

Rating Agencies:                         Moody's, Fitch and S&P will rate all of the Offered Certificates. It is expected that the Certificates will be rated pursuant to the credit ratings on page 1 of this Preliminary Term Sheet.

Mortgage Loans:                          As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans
                                         (the "Pool Balance") is expected to be approximately $395,049,897. The Mortgage
                                         Loans consist of non-convertible adjustable rate One Year CMT indexed mortgage loans with rate adjustments occurring 60 months after the date of origination of each loan ("5/1 Jumbo ARM" loans). The Mortgage Loans are secured by first liens on one- to four-family residential properties. For further information, please see the attached collateral description of the Mortgage Loans.

Credit Enhancement:                      Senior/subordinate, shifting interest structure.

                                         Credit enhancement for the Senior Certificates will consist of the subordination of the
                                         Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [4.75]%).

                                         Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [3.25]%).

                                         Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [2.25]%).

                                         Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially
                                         [1.50]%).

Shifting Interest:                       Until the first Distribution Date occurring after [November 2010] the
                                         Subordinate Certificates will be locked out from receipt of any principal
                                         (unless the Senior Certificates are paid down to zero prior to such date).
                                         After such time and subject to standard collateral performance triggers, the
                                         Subordinate Certificates will receive their pro-rata share of scheduled principal and the increasing portions of unscheduled principal payments. The prepayment percentages on the Subordinate Certificates are as follows:

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                                         Periods                            Unscheduled Principal Payments (%)
                                         -------                            ----------------------------------

                                         December 2000 - November 2010        0% Pro Rata Share
                                         December 2010 - November 2011       30% Pro Rata Share
                                         December 2011 - November 2012       40% Pro Rata Share
                                         December 2012 - November 2013       60% Pro Rata Share
                                         December 2013 - November 2014       80% Pro Rata Share
                                         December 2014 and after            100% Pro Rata Share

                                         Notwithstanding the foregoing, if the credit enhancement provided by the
                                         Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate
                                         Certificates (subject to the performance triggers as described in the prospectus supplement). However, if the credit enhancement provided by the
                                         Subordinate Certificates has doubled prior to the third anniversary of the
                                         Cut-off Date (subject to the performance triggers as described in the prospectus supplement), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                                         Any principal payment not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (current senior balance divided by the current pool balance) exceeds the initial senior percentage (aggregate initial senior balance divided by pool balance), the Senior Certificates will receive all unscheduled principal prepayments, regardless of the prepayment percentage otherwise applicable.

Allocation of
Realized Losses:                         Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective Class principal balance has been reduced to zero; thereafter, to the Senior
                                         Certificates pro-rata in reduction of their respective principal balances.

                                         Excess losses (bankruptcy, special hazard and fraud losses in excess of the carve out amounts established by the rating agencies) will be allocated to all
                                         Classes of Certificates on a pro-rata basis.

Certificates Priority of
Distributions:                           Available funds from the Mortgage Loans will be distributed in the following order of priority:

                                         (i)    Senior Certificates, accrued and unpaid interest at the related Certificate
                                                Interest Rate.

                                         (ii)   Class A-R Certificate, principal, until its balance is reduced to zero.

                                         (iii)  Class A-1, Class A-2 and Class A-3 Certificates, in sequential order, principal, until their respective balances are reduced to zero.

                                         (iv)   Class B-1 Certificates, accrued and unpaid interest at the Class B-1
                                                Certificate Interest Rate.

                                         (v)    Class B-1 Certificates, principal.

                                         (vi)   Class B-2 Certificates, accrued and unpaid interest at the Class B-2
                                                Certificate Interest Rate.

                                         (vii)  Class B-2 Certificates, principal.

                                         (viii) Class B-3 Certificates, accrued and unpaid interest at the Class B-3
                                                Certificate Interest Rate.

                                         (ix)   Class B-3 Certificates, principal.

                                         (x)    Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective share of principal.

                                         (xi)   Class A-R Certificate, any remaining amount.


GREENWICH CAPITAL                                                                5
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